EXHIBIT 99.1

Forward Looking Statements
This presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions.
Words including “may,” “will,” “could,” “would,” “should,” “anticipate,”
“expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties are described in “Risk Factors” and elsewhere in the prospectus. We caution you not to place undue reliance on these forward-looking statements, which reflect our management’s view only as of the date of the prospectus. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of the prospectus or to reflect the occurrence of unanticipated events.

About Crescent Financial
Headquartered in Cary, North Carolina
State-chartered community bank formed in 1998
Primary market area is located in the Raleigh-Durham-Chapel Hill MSA
9 full service offices, plus 1 commercial loan production office
At September 30, 2005 we had:
$405.0
million in total assets
$322.1
million in total loans
$312.7
million in total deposits
Earnings of $2.1
million for the 9 months ended September 30, 2005
or $0.49
per share (diluted)
Market Capitalization of approx.
$75.0
million
Presently traded on the NASDAQ National Market under the symbol
“CRFN”.

Shares Offered 805,000
Over-allotment Option 43,000 shares
Purchases by Officers/Directors 165,000 (approximately)
Shares Outstanding Post Offering 4,975,694 (1)
Estimated Net Proceeds $11.3 million (1)
Use of Proceeds
General corporate purposes;
Support growth and expansion of
the franchise
Offering Summary

(1) Excluding over-allotment option.

Timeline

1999 2000 2001 2002 2003 2004 2005
1998
Crescent State Bank
established in Cary, NC
December 31, 1998
The second office
opened in Apex, NC
November 29, 1999
New corporate
headquarters opened in
Cary, NC
April 10, 2000
The fourth office
opened in Clayton, NC
December 18, 2000
Crescent Financial Corp.
was formed on
June 29, 2001
The fifth office opened
in Holly Springs, NC
May 6, 2003
Completed acquisition of
Centennial Bank and added
two bank offices in Southern
Pines and Pinehurst
August 29, 2003
The eighth office opened
in Sanford, NC on October 19,
2004 which connects the Raleigh
area markets with Southern
Pines and Pinehurst
The ninth office opened
in Garner, NC
January 18, 2005
Announced joining
the Russell
Microcap Index
August 19, 2005
Opened Raleigh LPO
October 5, 2005

Business Plan
Emphasize commercial lending
Specialize in serving the banking needs of small-to-medium sized businesses by offering personalized, responsive customer service
Commercial mortgage loans, commercial loans and construction loans comprise approximately 83% of the portfolio
Focused on franchise growth through de novo expansion
Strategy is to identify growth markets and expand by opening new offices, but only after a banker with extensive knowledge and experience in that market is retained
Continued penetration of the rapidly growing communities in
and around Raleigh
Recently opened an LPO in Raleigh

NORTH CAROLINA
85
95
40
64
421
Cary
Raleigh
Apex
Clayton
Holly Springs
Garner
Sanford
70
Pinehurst
Southern Pines
40
1
95
Corporate and Main Office
Loan Production Office
Office Locations

VIRGINIA
Raleigh
NORTH CAROLINA
SOUTH CAROLINA

Map of Bank Offices 7

Market Area
Primary market area includes the following four contiguous
counties:
Wake County and Johnston County in the Triangle area
The Triangle is a geographic region anchored by the State Capitol of
Raleigh and the cities of Durham and Chapel Hill
Borders Research Triangle Park, one of the nation’s leading
technology business centers
The Triangle is home to a trio of nationally renowned universities:
North Carolina State University in Raleigh, The University of North
Carolina at Chapel Hill and Duke University in Durham
Lee and Moore Counties in the Sandhills area
Home to the towns of Pinehurst, Sanford and Southern Pines
Moore County is a popular travel destination known for its world-class golf courses, e.g. Pinehurst host to the 1999 and 2005 U.S. Opens

Demographically Attractive Region
Cary was named the “best place to live” on the East coast and one of the six most desirable places to live in America by Money Magazine
Since the 1990 census, the Triangle area has experienced a 35.4% increase in population - almost three times the U.S. growth rate of 13%
Highly Educated and Diverse Workforce
As of 2000, over 60% of Cary’s 25-or-older population had at least a bachelor's degree
The Triangle area has had consistently low unemployment rates accompanied by high rates of job growth
High-Growth Markets

Source: Wake County Economic Development

Research Triangle Park

Source: Research Triangle Foundation of North Carolina
The Research Triangle Park is filled with industry leaders in pharmaceuticals, computer software and hardware, telecommunications and biotechnology
Research Triangle Park Facts
Founded: 1959
Size: 7,000 acres
Land available (approx.): 1,300 acres (35%)
Built Space: Over 18 million square feet
Average salary: $56,000
Total tenants: 131
Major R&D companies: 109
Employees: 38,500 full-time (about 45,000 including
contract employees)
Capital investment exceeds $2 billion
Approximately 50% of the employees in the Park work
for multinational corporations.
Largest Employers in Research
Triangle Park
Number of
Employees
IBM 13,000
GlaxoSmithKline 5,000
Nortel Networks 3,000
Cisco Systems 2,500
RTI International 1,700
US EPA 1,200
National Institute of Environmental Health
Sciences 1,000
Sony Ericsson 750
Bayer CropScience 500
Diosynth Biotechnology 500

Median Household Income

Source: ESRI
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
North Carolina Wake Johnston Lee Moore
Population 744,048 144,570 51,264 78,586
Crescent Offices 5 1 1 2

Attractive Growth Prospects

Source: ESRI.  Projections are for 2005-2010.
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
North Carolina Wake Johnston Lee Moore
Projected Population Growth Projected Household Growth Projected Income Growth

Deposits Market % of Parent
in Market Share Deposits
Rank Institution Type Branches ($000) (%) (%)
1 Wachovia Corp. (NC) Bank 47 4,682,904 31.21 1.64
2 BB&T Corp. (NC) Bank 41 2,125,102 14.16 3.08
3 First Citizens BancShares Inc. (NC) Bank 40 1,656,753 11.04 14.04
4 Royal Bank of Canada Bank 29 1,350,206 9.00 13.91
5 Bank of America Corp. (NC) Bank 22 1,200,932 8.00 0.21
6 SunTrust Banks Inc. (GA) Bank 33 1,000,971 6.67 0.94
7 First Bancorp (NC) Bank 15 464,060 3.09 31.46
8 Paragon Commercial Corporation (NC) Bank 1 404,699 2.70 100.00
9 Fidelity Bancshares (NC) Inc. (NC) Bank 19 368,155 2.45 35.17
10 Four Oaks Fincorp Inc. (NC) Bank 9 339,271 2.26 94.98
11 Crescent Financial Corp. (NC) Bank 9 324,014 2.16 100.00
12 Capital Bank Corp. (NC) Bank 10 314,529 2.10 45.21
Total For Institutions in Market 29 307 15,004,878 100.00
Market Share Opportunity
Source: SNL DataSource.  Deposit data as of 6/30/2005.
Deposit Market Share in
Wake, Johnston, Lee and Moore Counties

Net Income Growth

$1,322
$2,528
After-Tax Pre-Tax
$ in Thousands
18 Consecutive Quarters of
Profitability
9 Months Ended Sept 30, 9 Months Ended Sept 30,
($450)
$1,644
$2,333
$1,655
$1,228
$2,139
$307
2000 2001 2002 2003 2004 2004 2005
Year Ended December 31, Year Ended December 31,
$3,256
$2,461
$3,505

Asset Growth Total Assets 15 $ in Thousands $129,174 $182,005 $273,714 $331,227 $405,026 $72,017 2000 2001 2002 2003 2004 3Q05

Loan Growth Net Loans 16 $ in Thousands $79,458 $123,962 $213,442 $253,793 $317,899 $47,839 2000 2001 2002 2003 2004 3Q05

Disciplined Credit Culture/Superior Asset Quality

Asset Quality
($ in Thousands)
Non-performing Loans
OREO
NPLs/Total Loans
NPAs/Total Assets
Allowance/Total Loans
Allowance/NPLs
12/31/2003        12/31/2004 9/30/2005
$159
$ 0
0.07%
0.06%
1.52%
2,078%
$ 5
$245
0.00%
0.09%
1.42%
73,360%
$ 222
$ 0
0.07%
0.05%
1.33%
1,931%

Loan Composition 52% 18% 13% 11% 4% 2% Commercial Real Estate Commercial & Industrial Construction Home Equity Residential Mortgage Consumer 18 At September 30, 2005

Stock Dividend History 19 Year Dividend 2000 10.0% 2001 12.5% 2002 12.5% 2003 15.0% 2004 20.0% 2005 15.0%

Senior Vice President and
Chief Operating Officer Nov,
2005
Senior Vice President and Chief Operating Officer Ray D. Vaughn
Vice President and Secretary,
Crescent Financial
Corporation and Senior Vice
President and Chief Financial
Officer, Crescent State Bank,
1998-Present
Vice President and Secretary of the Company and
Senior Vice President and Chief Financial Officer of
the Bank
Bruce W. Elder
President and Chief Executive
Officer, Crescent Financial
Corporation and Crescent
State Bank, 1998-Present
President, Chief Executive Officer, and Director of the
Company and the Bank
Michael G. Carlton
Senior Vice President and
Senior Credit Officer,
Crescent State Bank, 1998-
Present
Senior Vice President and Senior Credit Officer of the
Bank
Thomas E. Holder, Jr.
Business Experience Title Executive
Experienced Management Team

Investment Highlights
Significant growth potential in a dynamic banking market
Established local identity in the communities served
Ample opportunity to capture market share given the current
players in the market
Seasoned management team with an intimate knowledge of
the local market
Track record of stable earnings and balance sheet growth
Strong loan growth accompanied by exceptional asset quality
Commercially focused business mix

Crescent Financial Corporation Crescent Financial Corporation